Exhibit 10.1.1

                             PACIFIC CAPITAL BANCORP

                   AMENDED AND RESTATED RESTRICTED STOCK PLAN

                          (Effective February 22, 2000)

         Pacific Capital Bancorp hereby amends and restates the following Restricted Stock Plan.

1.       PURPOSES OF THE PLAN

         The purposes of this Plan are to attract, motivate and retain the best available officers and employees for the Company and its Subsidiaries, and to provide them with additional incentive to promote the success of the business of the Company and its Subsidiaries.

2.       DEFINITIONS

         As used herein, the following definitions shall apply:

         2.1 Administrator. "Administrator" means the Board of Directors or any of its Committees as shall be administering the Plan in accordance with Section 10 of the Plan.

         2.2 Applicable Laws. "Applicable Laws" means the federal and state laws relating to the administration of stock option plans.

         2.3 Award. "Award" means any Option or Restricted Stock granted or issued under this Plan.

         2.4 Award Agreement. "Award Agreement" means any Option Agreement or Restricted Stock Agreement, as appropriate, relating to any Award.

         2.5 "Board of Directors" means the Board of Directors of the Company.

         2.6 "Change of Control" means the occurrence of either of the following events:

                  2.6.1 An acquisition (other than directly from the Company) of any voting securities of the Company by any person (as that term is used for purposes of Section 13(d) or Section 14(d) of the Exchange Act), immediately after which such person has beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty-five percent (35%) or more of the combined voting power of the Company's then outstanding voting securities;

                           A. provided that a Change of Control shall not be deemed to have occurred if the person acquiring the securities is either (a) an employee benefit plan (or a trust forming a part thereof) maintained by the Company or any of its Subsidiaries or (b) the Company or any of its Subsidiaries; and

                           B. provided further that a Change of Control shall not be deemed to have occurred if any other person acquires such securities in connection with any merger, consolidation or other reorganization of the Company in a transaction after which:

                                    (i)  the   stockholders   of  the   Company,
                  immediately before such transaction, own directly or indirectly immediately after such transaction at least fifty-one percent (51%) of the voting securities of the corporation resulting from such merger, consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the voting securities of the Company immediately before such transaction; or

                                    (ii)  the  individuals  who  were  Incumbent
                  Directors at the time of the Company's execution of the agreement providing for such transaction constitute at least a majority of the members of the board of directors of Surviving Corporation; provided that, if the Company is not the Surviving Corporation or is the Surviving Corporation but is a subsidiary of another corporation, the individuals who were Incumbent Directors at the time of the Company's execution of the agreement providing for such transaction constitute at least a majority of the members of the board of directors of the ultimate parent corporation of the Surviving Corporation; or

                                    (iii) no person [other than (a) the Company,
                  (b) any Subsidiary of the Company, or (c) any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Subsidiary of the Company], has beneficial ownership of thirty-five percent (35%) or more of the combined voting power of the Surviving Corporation's voting securities outstanding immediately after such transaction; or

                  2.6.2 A cumulative change in the composition of the Board of Directors occurring during any two-year period, as a result of which fewer than a majority of the Directors are Incumbent Directors; provided that no individual shall be considered to be an Incumbent Director if such individual initially assumed office as a result of either an actual or threatened election contest (as described in Rule 14a-11 promulgated under the Exchange Act) (an "Election Contest") or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors (a "Proxy Contest"), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest.

                  2.6.3 Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than the permitted percentage of the then outstanding voting securities of the Company as a result of the acquisition of voting securities by the Company which, by reducing the number of voting securities then outstanding, increases the proportional number of voting securities beneficially owned by such person; provided that, if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and, after such acquisition by the Company, such person becomes the beneficial owner of any additional voting securities which increases the percentage of the then outstanding voting securities beneficially owned by such person, then a Change of Control shall occur.

                  2.6.4  Notwithstanding  anything  in this  Plan  or any  Stock
Option Agreement or Restricted Stock Agreement to the contrary, (a) the occurrence of a merger, consolidation or reorganization that is described in
Section 11.2 of this Plan shall not be considered the occurrence of a Change of Control for any purposes under this Plan or any Stock Option Agreement or Stock Restricted Stock Agreement and (b) if a merger, consolidation, reorganization or other transaction might be deemed to be described in both this Section and
Section 11.2 of this Plan, such merger, consolidation, reorganization or other transaction shall be deemed to be described in only Section 11.2 of this Plan.

         2.7 "Code" means the Internal Revenue Code of 1986, as amended.

         2.8 "Commission" means the Securities and Exchange Commission.

         2.9 "Committee" means the Committee of the Board of Directors that shall administer the Plan.

        2.10 "Common Stock" means the Common Stock of the Company.

        2.11 "Company" means Pacific Capital Bancorp, a California corporation.

        2.12 "Donative Transfer" means any transfer of an Option or Reload Option made for donative purposes or without the payment or receipt by or on behalf of the Optionee of any cash, property or other consideration. For purposes of this Section 2.12, neither an Optionee's receipt of or eligibility for a deduction, credit or similar allowance for federal or state income tax or estate tax purposes nor the transferee's use for family or support purposes of any proceeds realized from the sale of any shares of Common Stock acquired on exercise of an Option shall be deemed to be the receipt of consideration.

        2.13 "Effective Date" means February 22, 2000, the date on which the amendment and restatement of this Plan was approved by the Board of Directors.

        2.14 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        2.15 "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows.

                  2.15.1 If the Common Stock is listed on an established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Common Stock) on the last market trading day prior to the date of determination.

                  2.15.2 If the Common Stock is quoted on the NASDAQ System (but not on the Nasdaq National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the date of determination.

        2.16 Incentive Stock Option. "Incentive Stock Option" means an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

        2.17  "Incumbent  Directors"  means  Directors of the Company who either
(a) are Directors of the Company as of the Effective Date, or (b) are elected, or nominated for election, to the Board of Directors by the affirmative vote of at least a majority of the Incumbent Directors at the time of such election or nomination; provided that, for purposes of clause (b) of this Section 2.17, an individual whose election or nomination is effected in connection with an actual or threatened Election Contest or Proxy Contest relating to the election of Directors of the Company shall not be considered an Incumbent Director.

         2.18 "Non-Employee Director" shall be defined as it is defined in Rule 16b-3.

         2.19 Nonqualified  Stock Option.  "Nonqualified  Stock Option" means an
Option  which  is  not   designated   as  an  Incentive   Stock  Option  by  the
Administrator.

         2.20 "Option" means a stock option granted pursuant to the Plan and shall include Reload Options. All Options granted hereunder shall be "nonstatutory stock options" and each such Option shall be evidenced by a written Stock Option Agreement.

         2.21 "Optioned Stock" means the Common Stock subject to an Option.

         2.22 "Optionee" means an employee of the Company or any of its Subsidiaries who receives an Option.

         2.23 "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

         2.24 Participant "Participant" means any Optionee and Restricted Stockholder who has received an Award under this Plan.

         2.25 "Plan" means this Restricted Stock Option Plan, as amended and restated.

         2.26 Restricted Stock. "Restricted Stock" means Common Stock awarded under this Plan.

         2.27 Restricted Stockholder. "Restricted Stockholder" means an Employee granted an award of Restricted Stock under this Plan.

         2.28 Restricted Stock Agreement. "Restricted Stock Agreement" means a written agreement between the Company and the Restricted Stockholder evidencing the terms and restrictions applying to the award of the Restricted Stock. Each Restricted Stock Agreement is subject to the terms and conditions of the Plan. The terms and provisions of each Restricted Stock Agreement need not be the same.

         2.29 "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3 in effect at the time in question.

         2.30 "Section 16(b)" means Section 16(b) of the Exchange Act.

         2.31 "Stock Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement is subject to the terms and conditions of the Plan. The terms and provisions of each Option Agreement need not be the same.

        2.32 "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined as Section 424(f) of the Code.

3.       RESERVE OF SHARES

         3.1 Reserve. Subject to the provisions of Section 3.2, below, the maximum aggregate number of shares of Common Stock reserved for issuance upon the exercise of Options and other Awards granted under the Plan is Three Million Three Hundred Thousand (3,300,000) shares of authorized but unissued shares of Common Stock of the Company. No more than the total number of shares held in this Reserve shall be issued under the Plan pursuant to the exercise of Incentive Options and Non-Qualified Options in the aggregate.

         3.2 Adjustments In Reserve. If the outstanding shares of Common Stock are increased or decreased, or are changed into or exchanged for a different number or kind of shares or other securities, as a result of the occurrence of an event described in Section 11.1 or Section 11.2, below, then and in such event, appropriate adjustments shall be made in the number and/or kind of shares or other securities for which Options may thereafter be granted under this Plan. In the event that any outstanding Option under the Plan expires or is terminated without exercise, or with only partial exercise, prior to the end of the period during which Options may be granted under the Plan, the shares allocable to the unexercised portion of any such Option may be added back into the Reserve and may again be subject to Option under the Plan.

4.       ELIGIBILITY

         Full-time salaried employees of the Company and any of its Subsidiaries, who shall, in the judgment of the Administrator, be qualified by position, training, or ability to contribute substantially to the success of the Company and its Subsidiaries, shall be eligible to participate in the Plan and to receive Awards under the Plan. The number of shares allocable to any person by means of an Award under this Plan is to be reasonable, as determined by the Administrator, in relation to the purposes of the Plan and the needs and capabilities of the Company. No Award may be granted to any employee owning more than ten percent (10%) of the voting power of all classes of stock of the Company or any of its Subsidiaries.

5.       TYPE OF AWARDS

        5.1      Grant of Options.

                  5.1.1 Effective Date of Option Grant. The grant of an Option pursuant to this Plan shall be deemed to have occurred on the latest of: (a) the date the Board of Directors or the Committee announces the grant of the Option; or (b) such later date designated by the Board of Directors or the Committee or set forth in the Stock Option Agreement.

                  5.1.2 Determination of Grants.

                           A. The Administrator may from time to time, in its absolute discretion:

                                    (i)  Determine   which   Employees  are  key
                  Employees and select the key Employees (including Employees, who have previously received Options or other Awards under this Plan) to be granted Options;

                                    (ii)  Determine  the  number of shares to be
                  subject to Options granted to any Employee;

                                    (iii) Determine  whether such Options are to
                  be Incentive Options or Nonqualified Stock Options; and

                                    (iv)   Determine   the   other   terms   and
                  conditions of such Options consistent with this Plan.

                           B. Upon the selection of an Employee to be granted an Option, the Administrator shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as the Administrator deems appropriate.

                           C. An Incentive Option granted under this Plan may not be modified by the Administrator to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code without the consent of the Optionee.

                  5.1.3 Other Awards. Options may be granted either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan.

                  5.1.4 Stock Option Agreements. Each Option granted hereunder shall be evidenced by a written Stock Option Agreement.

        5.2      Award of Restricted Stock.

                  5.2.1 Effective Date of Award. The award of Restricted Stock pursuant to this Plan shall be deemed to have occurred on the latest of: (a) the date the Board of Directors or the Committee announces the award of the Restricted Stock; or (b) such later date designated by the Board of Directors or the Committee or set forth in the Restricted Stock Agreement.

                  5.2.2 Determination of Awards.

                           A. The Administrator may from time to time, in its absolute discretion:

                                    (i)  Determine   which   Employees  are  key
                  Employees and select the key Employees (including Employees who have previously received other Awards under this Plan) to be awarded Restricted Stock;

                                    (ii) Determine the purchase  price,  if any,
                  payable for the Restricted Stock;

                                    (iii)  Determine  the period,  if any,  over
                  which the Restricted Stockholder's interest in the Restricted Stock shall vest; provided that such period shall not be longer than five (5) years and at least twenty percent (20%) of the interest shall vest on each anniversary of the date of issuance of the Restricted Stock; provided further that the Administrator may provide in any Restricted Stock Agreement that the Restricted Stock shall be fully vested on the occurrence of a Change in Control; and

                                    (iv)   Determine   the   other   terms   and
                  conditions, consistent with this Plan, applicable to the award of the Restricted Stock.

                           B. The Administrator shall establish the purchase price, if any, and the form of payment of the purchase price for the Restricted Stock; provided that such purchase price shall be no less than par value.

                           C. Upon the selection of an Employee to be awarded Restricted Stock, the Administrator shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

                           D. Restricted Stock may be issued either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan.

                  5.2.3 Other Awards. Restricted Stock may be issued either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan.

                  5.2.4 Restricted Stock Agreements. Each award of Restricted Stock shall be evidenced by a written Restricted Stock Agreement.

         5.3 Other Stock Awards. The Administrator may designate whether any grant of Restricted Stock is intended to be "performance-based compensation" as that term is used in Section 162(m) of the Code. Any awards of Restricted Stock designated as intended to be "performance-based compensation" shall be conditioned on the achievement of one or more performance measures established by the Administrator. For awards of Restricted Stock intended to be "performance-based compensation," the grant of the Restricted Stock and the establishment of the performance measures shall be made during the period required under Section 162(m) of the Code. Any award of Restricted Stock as performance-based compensation shall be evidenced by a written Restricted Stock Agreement.

6.       TERMS OF OPTIONS.

         6.1 Option Exercise Price.

                  6.1.1 Establishment of Option Price. The price per share required to be paid upon exercise of any Option granted hereunder, whether an Incentive Option or a Non-Qualified Option, shall be 100% of the fair market value per share, as determined by the Board of Directors or the Committee, of the Common Stock at the time of the grant of the Option.

                  6.1.2 Payment of Option Price. The Option price shall be payable either (a) in cash in immediately available funds, or (b) with stock of the Company, valued at its then Fair Market Value. In the event that the Option price is paid, whether in whole or in part, through the tender of shares of Common Stock already owned by the Option holder, then the Option must be exercised for a minimum of at least 100 shares, or the total number of shares subject to the outstanding Option being exercised, if less than 100 shares.

                  6.1.3 Exchange of Options. Notwithstanding the foregoing, in the event that any Option is granted under this Plan in exchange for the surrender by the grantee of another Option for the Common Stock, the Board of Directors or the Committee, in its discretion, may establish the exercise price under the new Option at the same price as provided in the Option which is surrendered, but only to the extent of the number of shares then subject to the Option which is surrendered.

         6.2 Option Period. The term of any Incentive Option granted pursuant to this Plan shall not exceed five (5) years. The term of any Non-Qualified Option shall not exceed ten (10) years.

         6.3 Limitation on Incentive Stock Options. The aggregate Fair Market Value, as determined by the Board of Directors or the Committee, of the shares of Common Stock with respect to which an Incentive Option granted under this Plan is exercisable for the first time by an Optionee during any calendar year shall not exceed the difference between (a) One Hundred Thousand Dollars ($100,000) and (b) the sum of the Fair Market Value, as determined by the Board of Directors or the Committee, as of the time the Incentive Options, if any, were granted, of the shares of Common Stock covered by all Incentive Options which were granted to the Optionee under this Plan and all other incentive stock option plans of the Company and which are exercisable for the first time by the Optionee during such calendar year. If an Incentive Option is granted pursuant to which the aggregate fair market value of shares with respect to which it first becomes exercisable in any calendar year exceeds such $100,000 limitation, the portion of such Option which is in excess of the $100,000 limitation shall be treated as a Non-qualified Option pursuant to Section 422(d)(1) of the Code. This Section 6.3 is intended to comply with the provisions of Section 422 of the Code and shall be interpreted so as to comply with the provisions of such Section of the Code. Nothing in this Section 6.3 shall obligate the Company to grant Options or any additional Options to any employee under this Plan or any other stock option plan here or hereafter adopted by the Company by reason of the treatment of any Options as Non-Qualified Options under this Section 6.3.

6.4      Exercise; Vesting.

         6.4.1 Vesting Schedule. Options granted hereunder (whether Incentive Options or Non-Qualified Options) shall become exercisable ("vest") in accordance with such schedule as the Board of Directors or the Committee, in the exercise of its discretion, may deem appropriate in any particular case. To the extent not so provided by the Board of Directors or the Committee, Options shall vest as follows: The aggregate number of shares covered by the Option shall be divided by the number of years included in the Option term (each such year being hereinafter called an "Option Year"). The Optionee shall become entitled to purchase the number of shares of Common Stock resulting from the foregoing division as follows: (i) the first installment of shares shall become exercisable six (6) months after the date of the grant of the Option; and (ii) an additional installment shall become exercisable on the first day of each Option Year that begins thereafter. Notwithstanding anything in the Plans to the contrary, (a) Options granted under this Plan shall vest and become exercisable over a period no longer than five (5) years and at a rate not less than twenty percent (20%) per year, and (b) no Option granted under this Plan shall be exercisable for at least six (6) months following the date of the grant of the Option, except in case of death or disability

         6.4.2 Acceleration on Change of Control. Upon the occurrence of a Change of Control, all unexercised Options then outstanding shall be and become immediately exercisable effective as the effective date of such Change of Control. If any Options or portion thereof originally designated as Incentive Options would cease to qualify as incentive stock options under the Code as a result of the exercise of such Options in accordance with the preceding sentence, then such Incentive Options or portion thereof shall be redesignated as Non-qualified Options. The Company shall use its reasonable efforts to promptly notify each Optionee upon the occurrence of a Change of Control; provided that neither the Company nor any member of the Board of Directors or the Committee shall have any liability to any Optionee solely by reason of any delay or failure to give notice of the occurrence of a Change of Control.

         6.5 Expiration of Options.

                  6.5.1 Termination Events. Notwithstanding any other provisions of this Plan or the terms of any Stock Option Agreement, Options granted pursuant to this Plan shall expire upon the occurrence of any of the following events.

                           A. Termination of Employment. The Option shall terminate immediately upon the termination of the Optionee's employment, other than as a result of the Optionee's retirement, death or disability, provided that the Optionee may, within thirty (30) days after the date of the termination (but in no event beyond the period of time for which the Optionee is granted), exercise the Option as to those shares with respect to which the Option was vested as of the date of termination of employment.

                           B. Retirement. The Option shall terminate immediately upon retirement of the Optionee in accordance with the Company's retirement policy, provided that the Optionee may within three (3) months after the date of retirement (but in no event beyond the period of time for which the Option is granted) exercise the Option as to those shares with respect to which the Option was vested as of the date on which the Optionee retired.

                           C. Death or Disability. The Option shall terminate immediately upon the death or permanent disability (as defined in the Company's Incentive and Investment Profit Sharing Plan and Trust) of the Optionee while in the employ of the Company or any of its Subsidiaries; provided that the Optionee may, within twelve (12) months of the date of his/her death or disability (but in no event beyond the period of time for which the Option is granted) exercise the Option as to those shares with respect to which the Option was vested as of the date of the Optionee's death or permanent disability. During such twelve-month period the Optionee (or his or her personal representative) or the persons to whom the Optionee's rights under the Option shall have passed by will or by the applicable laws of descent and distribution shall have the right to exercise the Option to the extent that any vesting installments, if any, had accrued as of the date of Optionee's death or disability.

                  6.5.2 Transfer to and from Subsidiaries. The transfer of an Optionee's employment from the Company to any Subsidiary or Parent of the Company, from a Subsidiary or Parent of the Company to the Company or among any of the Company Subsidiaries or any of its Parents or shall not be considered the termination of the Optionee's employment for purposes of Section 6.5.1, above.

         6.6 Method of Exercise. Options granted pursuant to this Plan shall be exercised by delivery to the Administrator of a written notice specifying (a) the number of shares which an Optionee (or his or her personal representative) then desires to purchase, (b) the name or names in which Optionee (or his or her personal representative) desires to have the shares issued, and (c) whether the Options being exercised are Incentive Options or Non-Qualified Options. Said notice shall be accompanied by full payment of the aggregate purchase price of such Options in immediately available funds (or stock of the Company). The Company or its designated agent shall, as soon as practicable thereafter, issue and deliver to the Optionee and/or any other persons designated in the notice of exercise, the necessary certificate or certificates evidencing the number of shares purchased (excluding any fractional shares), in the name of the Optionee and/or in the name of the other persons designated in the notice of exercise. The Optionee may designate in the notice of exercise that some or all of the shares to be issued upon such exercise shall be issued in the name of Optionee's spouse, the trustee of a revocable trust in which Optionee and his or her spouse are the sole primary beneficiaries, Optionee's prior spouse, or any combination of the foregoing. Notwithstanding anything herein to the contrary, Optionee may not designate in the notice of exercise that any of the shares of Common Stock or other securities shall be issued to Optionee's prior spouse unless such issuance is to be made pursuant to a domestic relations order as defined in the Code or Title I of the Employee Income Retirement Security Act, or the rules thereunder. The Board of Directors or the Committee may rely on a representation of the person exercising the Option, or such other evidence as the Board of Directors or the Committee deems appropriate, for purposes of determining the propriety of the exercise of any Option and the compliance of such exercise with the terms of this Plan and any applicable Stock Option Agreement. The Board of Directors or the Committee shall have no obligation to independently investigate the propriety of the exercise of any Option or the compliance of such exercise with the terms of this Plan or any applicable Stock Option Agreement.

         6.7 Reload Features.

                  6.7.1 Grant of Reload Options. Whenever the holder of any Option (the "Original Option") outstanding under this Plan (whether an Incentive Option or a Non-Qualified Option, and including any Reload Options granted under the provisions of this Section 6.7) exercises the Original Option and makes payment of the option price by tendering shares of the Common Stock of the Company previously held by him or her, then the holder of that Option shall be entitled to receive and the Company shall grant a new Option (the "Reload Option") for that number of additional shares of the Common Stock of the Company which is equal to the number of shares tendered by the Optionee in payment of the option price for the Original Option being exercised. All such Reload Options granted hereunder shall be on the following terms and conditions.

                           A. Option Price. The option price per share shall be an amount equal to the then current Fair Market Value per share of the Common Stock, as of the date of exercise of the Original Option, as determined by the Board of Directors or the Committee.

                           B. Expiration Date. The option exercise period shall expire, and the Reload Option shall no longer be exercisable, on the expiration of the option period of the Original Option or five (5) years from the date of the grant of the Reload Option, whichever is later.

                           C. Vesting Period. Any Reload Option granted under this Section 6.7 shall "vest" and first become exercisable one (1) year following the date of exercise of the Original Option.

                           D. Other Terms. All other terms of Reload Options granted hereunder shall be identical to the terms and conditions of the Original Option, the exercise of which gives rise to the grant of the Reload Option. Further, the character of the Reload Option shall be the same as the character of the Original Option, namely if the Original Option is an Incentive Option, the Reload Option shall be an Incentive Option; and if the Original Option is a Non-Qualified Option, the Reload Option shall also be a Non-Qualified Option.

                  6.7.2 Restrictions on Reload Options. Any and all Reload Options granted pursuant to this Section 6.7 (or Section 8, below) shall be subject to the following conditions and restrictions:

                           A. No Reload on Existing Incentive Options. Notwithstanding Section 6.7.1, above, no Reload Option shall be granted pursuant to Section 6.7.3, below, upon the exercise of any Incentive Option which is outstanding as of the date as of which this Plan was originally adopted by the Board of Directors.

                           B. Holding Period of Shares Tendered. No Reload Option shall be granted pursuant to Section 6.7.1, above, unless the shares tendered upon exercise of the Original Option in payment therefore have been held by the Optionee for a period of more than six
         (6) months prior to the exercise of the Original Option.

                           C. Holding Period of Original Option Shares. If the shares of Common Stock of the Company which are issued upon exercise of the Original Option are sold within one (1) year following the exercise of the Original Option, then the Reload Option shall immediately terminate.

                           D. Exception. The holding period restrictions set forth in Sections 6.7.2.B and 6.7.2.C above shall not apply to an Optionee's (a) transfer of shares of Common Stock to the Company in payment of all or any portion of the purchase price upon exercise of an Option, whether an Original Option or a Reload Option, or (b) satisfaction of his withholding obligation, if any, pursuant to Section 8 below by the withholding of shares that would otherwise be issued as a result of the exercise of an Option.

                  6.7.3 "Grandfather" Provisions. The Company acknowledges that there are outstanding options granted to employees under the Company's prior employee Stock Option Plan, which plan expired in calendar year 1993, and that said plan contained "reload" features similar to those contained herein. To the extent that any such outstanding options under said Stock Option Plan are exercised after the expiration of that plan, the Board of Directors or the Committee shall have the power, in its sole discretion, to grant to any such option holders a Reload Option under and containing the terms specified in this Plan.

         6.8      Transferability of Options.

                  6.8.1 Restriction on Transfer. Except as specifically set forth in Section 6.8.2 hereof, no Option or Reload Option may be sold, pledged, assigned, hypothecated, transferred, or otherwise disposed of in any manner, other than by will or the laws of descent and distribution.

                  6.8.2 Limited Transferability. A Stock Option Agreement may provide that an Optionee may transfer all or a portion of any Non-Qualified Option or Non-Qualified Reload Option in accordance with provisions of this
Section 6.8.2. If a Stock Option Agreement permits the transfer of any Non-Qualified Option or Non-Qualified Reload Option, any transfer that does not comply with all of the provisions of this Section 6.8.2 and the Stock Option Agreement shall be null and void ab initio. The provisions of the Stock Option Agreements dealing with the transferability of the Options need not be identical for all Options and the provision for transferability with respect to one Option shall not require the provision for transferability with respect to any other Option. (For purposes of this Section 6.8.2, Non-Qualified Options and Non-Qualified Reload Options which may be transferred are referred to as "Transferable Option".)

                           A. Permitted Transferees. A Transferable Option may be transferred by the Optionee only to one or more of the following:
         (a) the Optionee's spouse, parents and lineal descendants, including adopted children (the "Immediate Family Members"); (b) a trust established by the Optionee and with respect to which all beneficial interests are held by one or more of the Optionee, the Immediate Family Members, and a tax-exempt charitable organization which has only a contingent residual interest in the trust; (c) a partnership or limited liability company established by the Optionee and in which all beneficial interests are held by one or more of the Optionee and the Immediate Family Members; (d) a tax-exempt educational, religious or charitable organization, as those terms are defined in Section 501(c)(3) of the Code; and (e) such other persons and entities as the Company may specifically approve in writing after written notice from the Optionee. The Company may require as a condition to the transfer of any Transferable Option under this Section 6.8.2 that the transferee provide to the Company reasonable evidence that the proposed transferee is described in one of the foregoing clauses.

                           B. Permitted Transfers. Any transfer of a Transferable Option under this Section 6.8.2 must be either a Donative Transfer, a transfer to a partnership or limited liability company described in clause (c) of Section 6.8.2.A above, pursuant to which the Optionee receives only his or her interest in the partnership or limited liability company, or a transfer specifically approved in writing by the Company after written notice from the Optionee.

                           C. Minimum Transfer. Any transfer of a Transferable Option or a Reload Option must be with respect to not less than one hundred (100) shares of Optioned Stock and may be made only in whole number multiples of one hundred (100) shares of Optioned Stock.

                           D. Notice to the Company. The Optionee shall give the Company at least ten (10) days prior written notice of any proposed transfer of a Transferable Option pursuant to this Section 6.8.2 and shall include with such notice:

                                    (i) The name  and  address  of the  proposed
                  transferee and a statement of the basis on which the proposed transferee is a permitted transferee under Section 6.8.2.A hereof; and

                                    (ii)  The  proposed   transferee's   written
                  agreement to accept the Transferable Option and any shares of Common Stock acquired on exercise of the Transferable Option subject to all of the terms and conditions of this Plan and the applicable Stock Option Agreement, including the provisions dealing with the termination of the Transferable Option on the death or disability of the Optionee or the termination of the Optionee's employment with the Company or any of its Subsidiaries.

                           E. No Further Transfer. Notwithstanding anything in this Plan or any Stock Option Agreement to the contrary, a transferee of any Transferable Option shall not have the right to further transfer all or any portion of the Transferable Option, other than (a) by will or the laws of descent and distribution, or (b), if the transferee is a trust, pursuant to the terms of the trust agreement by reason of the death of any settlor.

                           F. No Transfer of Incentive Options. Notwithstanding anything in this Plan or any Stock Option Agreement to the contrary, an Optionee may not transfer any Incentive Option or Reload Option granted with respect to an Incentive Option other than by will or the laws of descent and distribution.

                           G. Further Acts. The Company may require as a condition to the transfer of any Transferable Option such additional information and agreements from the Optionee and the proposed transferee as the Company may deem necessary or beneficial for purposes of complying with this Section or any applicable federal or state law, rule or regulation.

                           H. Disclaimer. The Company's acceptance of any transfer of a Transferable Option shall not be considered legal or tax advice to the Optionee or the proposed transferee as to their compliance with any applicable law, rule or regulation or the legal or tax consequences of such transfer or the subsequent exercise of the Transferable Option or the sale or exchange of any of the shares of Common Stock acquired on exercise of the Transferable Option.

         6.9 No Stockholder Rights. An Option holder shall not be deemed to be a stockholder of the Company with respect to Options unless and until the shares of Common Stock covered by the Option shall have been issued upon exercise thereof and are paid for in full.

         6.10 Substitution of Options. The Board of Directors or the Committee may grant to an Option holder, if he or she is otherwise eligible, additional Options under this Plan or, with the consent of the Option holder, grant new Options under this Plan in lieu of any outstanding Options for a number of shares, at a purchase price and for a term which in any respect is greater or lesser than that of the earlier Option, subject to those limitations as to Options otherwise set forth herein.

         6.11 Stock Option Agreements. The Stock Option Agreements entered into hereunder shall contain such other provisions, including, without limitation, restrictions upon the exercise of an Option, as the Board of Directors or the Committee shall deem advisable. Incentive Stock Option Agreements shall contain such limitations and restrictions upon the exercise of the Incentive Options as shall be necessary in order that such Incentive Options will constitute an "incentive stock option" as defined in Section 422 of the Code or to conform to any change in the law. The terms and provisions of the Stock Option Agreements need not be identical for all Options granted under the Plan.

7.       TERMS OF RESTRICTED STOCK AWARDS.

         7.1 Restricted Stock Agreement. Restricted Stock shall be issued only pursuant to a Restricted Stock Agreement, which shall be executed by the selected Employee and which shall contain such terms and conditions as the Administrator shall determine consistent with this Plan.

         7.2 Continued Services. As consideration for the issuance of the Restricted Stock, in addition to payment of any purchase price, the Restricted Stockholder shall agree to remain in the employ of the Company for a period of at least one (1) year (or such shorter period as may be fixed by the Administrator) after the Restricted Stock is issued. Nothing in this Plan or in any Restricted Stock Agreement shall confer on any Restricted Stockholder any right to continue in the employ of the Company for any period or any particular period or shall interfere with or restrict in any way the rights of the Company to discharge any Restricted Stockholder at any time for any reason whatsoever, with or without cause.

         7.3 Rights as Stockholders. Upon delivery of the shares of Restricted Stock to the Restricted Stockholder, the Restricted Stockholder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said shares, subject to the restrictions in the Restricted Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Restricted Stock.

         7.4 Restriction on Transfer. Notwithstanding anything in this Plan or any Restricted Stock Agreement to the contrary, no Restricted Stockholder may sell or otherwise transfer, whether or not for value, any of the Restricted Stock prior to six (6) months after the date of the award of the Restricted Stock.

         7.5 Restriction. All shares of Restricted Stock issued under this Plan (including any shares of Common Stock and other securities issued with respect to the shares of Restricted Stock as a result of stock dividends, stock splits or similar changes in the capital structure of the Company) shall be subject to such restrictions as the Administrator shall provide, which restrictions may include, without limitation, restrictions concerning voting rights, transferability of the Restricted Stock and restrictions based on duration of employment with the Company, Company performance and individual performance; provided that the Administrator may, on such terms and conditions as it may determine to be appropriate, remove any or all of such restrictions at any time and from time to time. The restrictions, if any, imposed by the Administrator under this Section need not be identical for all Restricted Stock and the imposition of any restrictions with respect to any Restricted Stock shall not require the imposition of the same or any other restrictions with respect to any other Restricted Stock.

         7.6 Repurchase of Unvested Restricted Stock. Each Restricted Stock Agreement shall provide that the Company shall have the right to repurchase from the Restricted Stockholder the unvested Restricted Stock upon a Termination of Employment at a cash price per share equal to the purchase price paid by the Restricted Stockholder for such Restricted Stock; provided that provision may be made that no such right of repurchase shall exist in the event of a Termination of Employment without cause or following a Change In Control.

         7.7 Repurchase of Vested Restricted Stock. In the discretion of the Administrator, the Restricted Stock Agreement may provide that the Company shall have the right to repurchase the vested Restricted Stock upon a Termination of Employment at a cash price per share equal to the then Fair Market Value of the Common Stock; provided that provision may be made that no such right of repurchase shall exist in the event of a Termination of Employment without cause or following a Change In Control.

         7.8 Legend. The Administrator shall cause a legend or legends to be placed on certificates representing shares of Restricted Stock that are subject to restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the applicable restrictions. In lieu of issuing shares of Restricted Stock which are unvested, the Administrator may elect to issue such shares of Restricted Stock through journal entry and to deliver the stock certificates for such shares only at such time as the Restricted Stockholder's interest in such shares of Restricted Stock has become vested.

8.       TAX WITHHOLDING

         To the extent that the exercise of any Option granted hereunder gives rise to an obligation on the part of the Company or any of its Subsidiaries to withhold from Optionee's wages, the Company shall do so on such terms and in accordance with such procedures as may be required under applicable law. At the election of the Optionee, withholding may be made through the surrender of shares of the Common Stock or through the withholding of shares of Common Stock which would otherwise be issued as a result of the exercise. If withholding is made through the surrender or withholding of shares of the Common Stock, the Board of Directors or the Committee, in its sole discretion, may grant Reload Option(s), on the terms specified in Section 6.7, above, for the number of shares so surrendered or withheld.

9.       SECURITIES COMPLIANCE

         Options granted pursuant to this Plan shall be subject to the requirement that if at any time the Board of Directors or the Committee shall determine, in its discretion, that the listing, registration, or qualification of the shares covered thereby is required upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition of the exercise of such Option, the Option may not be exercised, in whole or in part, unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors or the Committee.

10.      ADMINISTRATION

         10.1 Procedure. The Plan shall be administered by the Board or the Committee. The Committee shall consist of not less than two (2) Directors all of whom shall be Non-Employee Directors of the Company within the meaning of Rule 16b-3. Once appointed, the Committee shall continue to administer the Plan until otherwise directed by the Board. The Board may increase the size of the Committee and may appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Law. No member of the Board of Directors or the Committee shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

         10.2 Powers of the Administrator. Subject to the provisions of the Plan, the Administrator shall have the authority, in its discretion, to:

                  10.2.1 Select the Employees, Consultants and Directors to whom Options and Restricted Stock may be granted or awarded hereunder;

                  10.2.2 Determine whether and to what extent Options and Restricted Stock are granted or awarded hereunder;

                  10.2.3 Determine the number of shares of Common Stock to be covered by Options and Restricted Stock granted or awarded hereunder;

                  10.2.4 Determine the Fair Market Value of the Common Stock in accordance with Section 2.15 hereof;

                  10.2.5  Approve  forms  of  the  Option   Agreements  and  the
Restricted Stock Agreements, which Agreements need not be identical;

                  10.2.6 Determine the terms and conditions, not inconsistent with the terms of this Plan, of any award granted hereunder, including, but not limited to, the exercise price, the time or times when Options or Restricted Stock may be exercised or become vested (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Restricted Stock or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                  10.2.7 Construe and interpret the terms of the Plan and awards granted under the Plan;

                  10.2.8 Prescribe, amend and rescind rules and regulations relating to the Plan;

                  10.2.9 Modify or amend each Option or Restricted Stock;

                  10.2.10 Authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or the award of Restricted Stock previously authorized by the Administrator;

                  10.2.11 Determine the terms and restrictions applicable to Options and any Restricted Stock; and

                  10.2.12 Make all other determinations deemed necessary or advisable for administering the Plan.

         10.3 Committee Procedure. If the Committee acts as the Administrator, the Administrator shall act pursuant to the vote or written consent of a majority of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board of Directors. Subject to the provisions of the Plan and the directions of the Board of Directors, the Committee may establish and follow such other rules and regulations for the conduct of its business as it may deem advisable.

         10.4 Professional Assistance; Good Faith Actions. The Administrator may, with the approval of the Board of Directors, employ and rely on the advice of attorneys, consultants, accountants, appraisers, brokers, or other persons. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon all Optionees, Restricted Stockholders, the Company and all other interested persons. No member of the Administrator or the Board of Directors or any officer, employee or agent of the Company shall be personally liable for any action, determination or interpretation made by the Administrator in good faith with respect to this Plan, any Options or Restricted Stock granted or awarded under this Plan, or any Option Agreement or Restricted Stock Agreement.

         10.5   Indemnification.   In   addition   to  any   other   rights   of
indemnification they may have, the Administrator and the members of the Administrator shall be indemnified by the Company against reasonable expenses, including attorneys' fees and costs, incurred in connection with the defense of any claim, action, suit, or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, any Option or
Restricted Stock granted or awarded thereunder, or any Option Agreement or Restricted Stock Agreement, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit, or proceeding; provided that the foregoing indemnification shall not apply to matters as to which it shall be adjudged in such action, suit, or proceeding that the Administrator or such member is liable for gross negligence or willful misconduct in the performance of his or her duties. The indemnification provided in this Section shall be available only if, within sixty (60) days after institution of any such claim, action, suit, or proceeding, the Administrator or the member thereof seeking indemnification shall in writing offer the Company the opportunity, at its own expense, to handle and defend such claim, action, suit or proceeding.

11.      ADJUSTMENT OF SHARES

         11.1 Recapitalization of the Company. Except as otherwise provided herein, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to the Options granted under the Plan, and the exercise price of such Options, in the event of a stock dividend (but only on Common Stock), stock split, reverse stock split, recapitalization, reorganization or like change in the capital structure of the Company. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board of Directors or the Committee, the determination of which in that respect shall be final, binding, and conclusive; provided that no Incentive Option granted under the Plan shall be adjusted in a manner that causes the Option to fail to continue to qualify as an incentive stock option within the meaning of Section 422 of the Code.

         11.2 Reorganization or Liquidation of the Company.

                  11.2.1 Operative Events. In the event of (a) the complete liquidation of the Company, (b) a merger, reorganization, or consolidation of the Company with any other corporation (other than a Subsidiary of the Company) in which the Company is not the surviving corporation or the Company becomes an eighty percent (80%) or greater owned subsidiary of another corporation, or (c) the sale of all or substantially all of the Company's assets, any unexercised Options then outstanding shall be deemed canceled unless the surviving corporation in any such merger, reorganization or consolidation or the acquiring corporation in any such sale elects to assume the Options under the Plan or to issue substitute options in place thereof; provided that if any Options granted under the Plan would be canceled in accordance with the foregoing, the Optionee shall have the right, exercisable during a 10-day period ending on the fifth day prior to the effective date of such liquidation, merger, reorganization, consolidation or sale, to exercise the Optionee's Option in whole or in part without regard to any installment exercise provisions in the Optionee's Stock Option Agreement. Notwithstanding anything in this Plan or any Stock Option Agreement to the contrary, the Company shall not be deemed to have been liquidated by reason of the merger or consolidation of the Company with or into a Subsidiary of the Company in a transaction in which the Company is not the surviving corporation. If any Options or portion thereof originally designated as Incentive Options would cease to qualify as incentive stock options under the Code as a result of the exercise of such Options in accordance with the preceding sentence, then such Incentive Options or portion thereof shall be redesignated as Non-qualified Options.

                  11.2.2 Notice of Event. The Company shall give each Optionee at least thirty (30) days prior written notice of the anticipated effective date of any such liquidation, merger, reorganization, consolidation or sale. Notwithstanding anything in this Plan or in any Stock Option Agreement to the contrary, (i) all Option exercises effected during the foregoing 10-day period shall be deemed to be effective immediately prior to the closing of such liquidation, merger, reorganization, consolidation or sale and (ii), if the Company abandons or otherwise fails to close any such liquidation, merger, reorganization, consolidation or sale, then (A) all exercises during the foregoing 10-day period shall cease to be effective ab initio and (B) the outstanding Options shall be exercisable as otherwise determined under the applicable Stock Option Agreement and without consideration of this Section or the corresponding provisions of any Stock Option Agreement.

12.      TERM; TERMINATION; AND AMENDMENT OF THE PLAN

         12.1 Term of Plan. The term of the Plan shall continue until January 29, 2002, unless terminated sooner in accordance with the provisions of the Plan.

         12.2 Approval of Stockholders; Effective Date. This Plan shall not take effect until approved by the affirmative vote of the holders of a majority of the Common Stock of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the laws of the State of California, solicited in accordance with the rules and regulations of the Securities and Exchange Commission, which approval must occur within the period beginning twelve (12) months before and ending twelve (12) months after the date such amendments are adopted by the Board of Directors.

         12.3 Effect of Suspension or Termination of the Plan. No Option may be granted during any suspension, or after termination, of this Plan. Amendment, suspension, or termination of the Plan shall not, without the consent of the Option holder, alter or impair any rights or obligations under any Option or Stock Option Agreement theretofore granted under the Plan.

         12.4 Amendment and Termination of the Plan.

                  12.4.1 Amendment and Termination. The Board of Directors may at any time amend, alter, suspend or terminate the Plan.

                  12.4.2 Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary to comply with Section 422 of the Code (or any successor rule or statute) or other Applicable Law, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted. Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the Applicable Law.

                  12.4.3 Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee or Restricted Stockholder, unless mutually agreed otherwise between the Optionee or the Restricted Stockholder and the Administrator, which agreement must be in writing and signed by the Optionee or the Restricted Stockholder and the Company.

                  12.4.4 Limits on Amendments. This Plan may not, without approval of the stockholders of the Company, be amended in any manner that will cause Incentive Options issued under it to fail to meet the requirements of incentive stock options as defined in Section 422 of the Code, or to change the maximum number of shares which any one person may receive.

         12.5 Effect of Amendments. Non-Qualified Options. From and after December 17, 1996, all of the terms and provisions of the Plan as amended and restated shall apply to all Non-Qualified Options which are outstanding as of such date and the Stock Option Agreements covering such Non-Qualified Options shall be deemed automatically amended to reflect the amended and restated terms of this Plan.

         12.6 Incentive Options. From and after the Effective Date, all of the terms and provisions of the Plan as amended and restated shall apply to all Incentive Options which are outstanding as of such date and the Stock Option Agreements covering such Incentive Options shall be deemed automatically amended to reflect the amended and restated terms of this Plan; provided that in no event shall any of the terms or provisions of the Plan as amended and restated apply to any Incentive Option, and no Stock Option Agreement for an Incentive Option shall be deemed amended to include any of the terms and provisions of the Plan as amended and restated, if such application or amendment would be deemed to be a modification of the Incentive Option under the Code and such modification would result in such Incentive Option ceasing to qualify as an incentive stock option under the Code.

                  12.6.1 No Change in Price or Term. Notwithstanding anything in this Plan to the contrary, in no event shall the amendment of any Stock Option Agreement in accordance with the provisions of this Section 19 change any or all of the number of shares covered by any Option or the exercise price, vesting schedule or term of the Option.

                  12.6.2 Amended Stock Option Agreements. Any Optionee who holds an Option that is deemed amended under this Section may at any time deliver to the Company his or her existing Stock Option Agreement and request that the Company deliver to the Optionee a new Stock Option Agreement incorporating the amended and restated terms and provisions of the Plan. The Company shall deliver to the Optionee a new Stock Option Agreement promptly after the Optionee's delivery of the existing Stock Option Agreement. NOTWITHSTANDING ANYTHING IN THIS PLAN TO THE CONTRARY, THE OPTIONEE SHALL BE SOLELY RESPONSIBLE FOR DETERMINING WHETHER THE AMENDMENT OF A STOCK OPTION AGREEMENT WILL CONSTITUTE A MODIFICATION OF THE OPTION AND THE COMPANY SHALL HAVE NO RESPONSIBILITY OR LIABILITY TO THE OPTIONEE BY REASON OF THE AMENDMENT OF A STOCK OPTION AGREEMENT BEING A MODIFICATION OF THE OPTION.

                            CERTIFICATE OF SECRETARY

         The undersigned, being the Corporate Secretary of the Company, does hereby certify that the Amended and Restated Restricted Stock Plan effective as of February 22, 2000, was adopted by the Board of Directors of the Company at a duly called and held meeting of the Board of Directors on February 22, 2000, and was duly approved by the stockholders of the Company duly held on April 25, 2000.

Dated: August 9, 2000                   ____________________________________
                                        Jay D. Smith, Esq., Corporate Secretary